Exhibit 99.2 America’s First Transcontinental Railroad Union Pacific and Norfolk Southern to Combine 1 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD 7/29/2025

Cautionary Information This presentation and related materials contain statements that are forward looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in Annual Report on Form 10-K for 2024, which was filed with the SEC on February 7, 2025 and Norfolk Southern’s Annual Report on Form 10-K, which was filed with the SEC on February 10, 2025. Each Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC). Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. Neither company assumes any obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If an update is made, no inference should be drawn that additional updates will be made with respect thereto or with respect to other forward-looking statements. References to Union Pacific’s or Norfolk Southern’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein. This is not an offer or solicitation. For additional information please reference slides 16, 17, 18 & 19. 2 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Today’s Presenters Jim Vena Jennifer Hamann Mark George Jason Zampi Chief Executive Officer Chief Financial Officer President & Chief Financial Officer Union Pacific Union Pacific Chief Executive Officer Norfolk Southern Norfolk Southern 3 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Transcontinental Rail Service Supports U.S. Economic Growth • Advances America’s domestic manufacturing and economic growth • Fortifies national defense Better for • Reduces highway maintenance costs for American taxpayers Our Nation • Unites two strong safety cultures who are committed to improve • Creates a more reliable and efficient transcontinental service option Enhances U.S. • Strengthens competition with the North American truck network Competition • Enhances competitiveness with the Canadian ports and railroads • Offers enhanced access, better service and lower costs to customers Better for • Provides new service options in underserved markets Customers • Allows end-to-end customer visibility and competitive single-line rail pricing • Preserves all craft jobs Opportunities for • Creates more jobs as railroad grows Employees / Labor • Connects American communities 4 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Unleashing the Power of U.S. Rail Seattle Eastport • Transcontinental railroad Portland Duluth/Superior spans over 50,000 miles across 43 states Buffalo Twin Cities Milwaukee • Opens new U.S. markets Detroit New York City for customers Chicago Philadelphia Omaha Columbus • Serves 10 international Salt Lake City Cincinnati gateways with Mexico & Denver Kansas City Norfolk Oakland Canada St. Louis Las Vegas Charlotte • Operates from ~100 ports • Offering single-line service, Memphis Atlanta Phoenix LA/Long Beach saving 24 – 48 hours Savannah Shreveport DFW transit Calexico Jacksonville Nogales El Paso • Combined 2025 Capital San Antonio Investment of ~$5.6B New New Orleans Houston Orleans supports Safety, Service and Eagle Pass Growth Laredo Brownsville 5 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Enhancing Competition & Supporting Growth Creation of New Single-Line Routes Provides Greater Efficiency and Benefits All Stakeholders Single Line Service & New Markets Major Ports & International Gateways Union Pacific Union Pacific Norfolk Southern Norfolk Southern Unlocks Mississippi River Connects U.S manufacturing 1-2 day faster cross-country solution, making rail more competitive with truck “Watershed” options to the world 6 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

A Winning Combination For Customers Tech-Enabled Improved Service Increased Service Customer Experience Product Offerings • Single-Line Service • Faster Transit Times • Streamlined Ease of Doing Business • Addresses Underserved • Increased Reliability Areas, like Ohio Valley • Advanced Customer • Improved Customer and Mississippi River Visibility Asset Utilization “Watershed” • Accelerated Shopping • Enhanced Competition Journey 7 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Transformative Scale With Balanced Financial and Business Profile * 2024 Results Union Pacific Norfolk Southern + Revenue $24.3 B $12.1 B $36.4 B Operating Ratio 59.9% 66.4% 62.1% EBITDA $12.5 B $5.5 B $18.0 B Route Miles 32,880 19,200 > 50,000 Employees 32,400 19,600 ~ 52,000 Business Mix 49% 27% 40% 20% 58% 23% Intermodal Industrial 2024 2024 2024 7% 11% Units Units Units Agriculture 10% 15% 9% Coal 5% 8% 10% 8% Automotive *Pro forma 8 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Transaction Overview: Targeted Close by Early 2027 • Purchasing Norfolk Southern for an implied value of $320 per share; 72% stock (1:1 share) and 28% cash ($88.82/share) funded through cash on hand and new debt 1 • Premium of 25.0% to Norfolk Southern’s 30-trading day volume weighted average price on July 16, 2025 Financial • Implied enterprise value of $85B for Norfolk Southern Terms • No Voting Trust; $2.5B reverse termination fee • Pausing share repurchases; Debt to EBITDA at close estimated at ~3.3x • Committed to maintaining “A” rating • Estimated $2.75B in annualized synergies through new revenue and productivity opportunities 2 • Adjusted EPS accretive early in Year 2; high single digit Year 3+ Synergies & • Debt to EBITDA reduced to ~2.8x by Year 2 Value Creation • 2024 combined free cash flow of $7.3B, growing to ~$12B by Year 3 • Share repurchases resumed in Year 2, growing to $10B+ annually by Year 3 • Combined business named Union Pacific; headquartered in Omaha, NE with Atlanta, GA remaining a core location • Jim Vena named Chief Executive Officer of combined company Governance • Three NS Directors, including Mark George & Richard Anderson, are expected to join the UP Board of Directors after closing 1 2 Represents the last trading day prior to press speculation that UP was pursuing a potential acquisition of NS. I Excluding incremental transaction-related amortization. 9 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Transcontinental Railroad Unlocks Significant Synergies • Converts U.S. truck volumes to rail through new single- line service $1.75B • Unlocks rail options in markets where rail is currently less efficient by connecting ~100 ports and 10 international gateways, enabling more efficient and cost-effective Revenue supply chains $2.75B Synergies • Further penetrate international markets Annualized Synergy • Improve efficiency and safety from shared best operating Opportunity Within practices and state-of-the-art technology $1.0B Three Years • Reduce purchased services and materials costs • Enhance asset utilization and routing & shop facilities Cost efficiencies Synergies • Rationalize SG&A costs 10 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Union Pacific & Norfolk Southern Together Delivering Greater Shareholder Value • Estimated $2.75B in synergies achieved by end of Strong and Growing Free Value year three post close Cash Flow Generation Creation • Represents >$30B of value creation ($ in Billions) 1 • Adjusted EPS accretive early in Year 2 ~60%+ Inc. EPS in Run- Accretion • High single digit accretion Year 3+ Rate FCF ~$12B • Annual FCF growing to ~$12B by Year 3 Strong FCF $7.3 • FCF supports continued investment in combined franchise, Generation NS: $1.3 maintained dividend and balanced capital policy UP: $6.0 • Debt / EBITDA at close estimated at ~3.3x Rapid Deleveraging • Long-term target of ~2.8x to be achieved by Year 2 2024A Year 3 1 Excluding incremental transaction related amortization 11 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Key Steps to Transaction Completion • Transaction subject to obtaining Surface Transportation Board (“STB”) approval and other applicable regulatory authorities • Transaction subject to approval by Union Pacific and Norfolk Southern shareholders • Up to 6 months to file STB application; 16-month review process • Targeted close by early 2027 • Committed to seamless integration 12 12 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Safety, Service & Operational Excellence = Winning Strategy ASSET SAFETY SERVICE COST CONTROL PEOPLE UTILIZATION Spend resources wisely, Be the best Deliver the service we sold Drive decision-making to Engage our teams and with a buffer for the at safety. our customers. those closest to the work. stakeholders. unexpected. 13 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Unprecedented Merger Will Yield Unprecedented Results for All Stakeholders Unites the Nation and Connects Businesses, Drives Operational Excellence, Facilitating Consumers and Communities Preserving All Better Safety and Service Craft Jobs Enhances Competition and Drives Economic $2.75B of Annualized Synergies Drive >$30B Development, Spurring Productivity and of Value Creation for Shareholders Employment Free Cash Flow Generation Growth to ~$12B Accelerates Scalable Growth to Deliver by Year 3 Supports Rapid Deleveraging and Enhanced Shareholder Value Balanced Capital Allocation 14 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

QUESTIONS 15 15 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

No Offer or Solicitation This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law. Non-GAAP Measures NON-GAAP MEASURES Although this presentation includes forward-looking non-GAAP measures (adjusted diluted EPS, Free cash flow, earnings before interest, tax, depreciation and amortization (EBITDA), it is not practicable to reconcile, without unreasonable efforts, these forward-looking measures to the most comparable GAAP measures (diluted EPS, Cash from operations, Net income, and long-term debt to net income ratio, respectively), due to unknown variables and uncertainty related to future results. These unknown variables may include unpredictable transactions of significant value. Please see Note on forward-looking Statements above for further discussion 16 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Cautionary Note Regarding Forward Looking Statements Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause Union Pacific’s, Norfolk Southern’s or the combined company’s actual results, levels of activity, performance, or achievements or those of the railroad industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “anticipate,” “believe,” “project,” “estimate,” “intend,” “plan,” “pro forma,” or any variations or other comparable terminology. While Union Pacific and Norfolk Southern have based these forward-looking statements on those expectations, assumptions, estimates, beliefs and projections they view as reasonable, such forward- looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond Union Pacific’s, Norfolk Southern’s or the combined company’s control, including but not limited to, in addition to factors disclosed in Union Pacific’s and Norfolk Southern’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”): the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Union Pacific and Norfolk Southern providing for the acquisition of Norfolk Southern by Union Pacific (the “Transaction”); the risk that potential legal proceedings may be instituted against Union Pacific or Norfolk Southern and result in significant costs of defense, indemnification or liability; the possibility that the Transaction does not close when expected or at all because required Surface Transportation Board, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the Transaction, or that such benefits may take longer to realize or be more costly to achieve than expected, including as a result of changes in, or problems arising from, general economic and market conditions, tariffs, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Union Pacific and Norfolk Southern operate; disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive merger agreement on the ability of Union Pacific and Norfolk Southern, respectively, to operate their respective businesses outside the ordinary course during the pendency of the Transaction; the diversion of Union Pacific’s and Norfolk Southern’s management’s attention and time from ongoing business operations and opportunities on merger-related matters; the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Union Pacific’s or Norfolk Southern’s customers, suppliers, employees, labor unions or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by Union Pacific’s issuance of additional shares of its common stock in connection with the consummation of the Transaction; the risk of a downgrade of the credit rating of Union Pacific’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; a material adverse change in the financial condition of Union Pacific, Norfolk Southern or the combined company; changes in domestic or international economic, political or business conditions, including those impacting the transportation industry (including customers, employees and supply chains); Union Pacific’s, Norfolk Southern’s and the combined company’s ability to successfully implement its respective operational, productivity, and strategic initiatives; a significant adverse event on Union Pacific’s or Norfolk Southern’s network, including, but not limited to, a mainline accident, discharge of hazardous materials, or climate-related or other network outage; the outcome of claims, litigation, governmental proceedings and investigations involving Union Pacific or Norfolk Southern, including, in the case of Norfolk Southern, those with respect to the Eastern Ohio incident; the nature and extent of Norfolk Southern’s environmental remediation obligations with respect to the Eastern Ohio incident; new or additional governmental regulation and/or operational changes resulting from or related to the Eastern Ohio incident; and a cybersecurity incident or other disruption to our technology infrastructure. This list of important factors is not intended to be exhaustive. These and other important factors, including those discussed under “Risk Factors” in Norfolk Southern’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000702165/000070216525000008/nsc-20241231.htm) and Union Pacific’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 7, 2025 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000100885/000010088525000042/unp- 20241231.htm) (the “Union Pacific Annual Report”), as well as Union Pacific’s and Norfolk Southern’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. References to Union Pacific’s and Norfolk Southern’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Union Pacific and Norfolk Southern disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by applicable law or regulation. 17 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Additional Information About the Transaction and Where to Find it In connection with the Transaction, Union Pacific intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Union Pacific’s common stock to be issued in the Transaction and a joint proxy statement for Union Pacific’s and Norfolk Southern’s respective shareholders (the “Joint Proxy Statement/Prospectus”). The definitive joint proxy statement (if and when available) will be mailed to shareholders of Union Pacific and Norfolk Southern. Each of Union Pacific and Norfolk Southern may also file with or furnish to the SEC other relevant documents regarding the Transaction. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that Union Pacific or Norfolk Southern may mail to their respective shareholders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF UNION PACIFIC AND NORFOLK SOUTHERN ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING UNION PACIFIC, NORFOLK SOUTHERN, THE TRANSACTION AND RELATED MATTERS. Investors and security holders of Union Pacific and Norfolk Southern may obtain free copies of these documents and other documents filed with the SEC by Union Pacific or Norfolk Southern through the website maintained by the SEC at http://www.sec.gov or from Union Pacific at its website, https://investor.unionpacific.com/financials/sec-filings, or from Norfolk Southern at its website, https://norfolksouthern.investorroom.com/sec-filings. Documents filed with the SEC by Union Pacific will be available free of charge by accessing Union Pacific’s website at https://investor.unionpacific.com/financials/sec-filings, or alternatively by directing a request by mail to Union Pacific’s Corporate Secretary, 1400 Douglas Street, Omaha, Nebraska 68179, and documents filed with the SEC by Norfolk Southern will be available free of charge by accessing Norfolk Southern’s website at https://investor.unionpacific.com/financials/sec-filings or, alternatively, by directing a request by mail to Norfolk Southern’s Corporate Secretary, 650 West Peachtree Street NW, Atlanta, Georgia 30308-1925. 18 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD

Participants in the Solicitation Union Pacific, Norfolk Southern and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Norfolk Southern and Union Pacific in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Union Pacific and Norfolk Southern and other persons who may be deemed to be participants in the solicitation of shareholders of Union Pacific and Norfolk Southern in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus, which will be filed with the SEC. Information about the directors and executive officers of Union Pacific and their ownership of Union Pacific common stock can also be found in the Union Pacific Annual Report, and its definitive proxy statement in connection with its 2025 annual meeting of shareholders, as filed with the SEC on March 25, 2025 (the “Union Pacific 2025 Proxy Statement”) and other documents subsequently filed by Union Pacific with the SEC, which are available on its website at www.up.com. Information about the directors and executive officers of Union Pacific, their ownership of Union Pacific common stock, and Union Pacific ’s transactions with related persons is set forth in in the sections entitled “Proposal Number 1 – Election of Directors—Directors/Nominees”, “Director Compensation in Fiscal Year 2024”, “Proposal Number 3 – Advisory Vote to Approve Executive Compensation”, “A Letter From Our Compensation and Talent Committee” and “Compensation Discussion and Analysis” of the Union Pacific 2025 Proxy Statement. To the extent holdings of Union Pacific common stock by the directors and executive officers of Union Pacific have changed from the amounts of Union Pacific common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=100885&owner=exclude under the tab “Ownership Disclosures”. Information about the directors and executive officers of Norfolk Southern and their ownership of Norfolk Southern common stock is also set forth in the definitive proxy statement for Norfolk Southern’s 2025 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 28, 2025 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000702165/000119312525066914/d892357ddef14a.htm) and other documents subsequently filed by Norfolk Southern with the SEC. Information about the directors and executive officers of Norfolk Southern, their ownership of Norfolk Southern common stock, and Norfolk Southern’s transactions with related persons is set forth in the sections entitled “Norfolk Southern Director Nominees”, “Corporate Governance and the Board—Item 1: Election of 13 Directors for a One-Year Term”, “Corporate Governance and the Board—Director Nominees”, Corporate Governance and the Board—Compensation of Directors”, “Executive Compensation” and “Stock Ownership Information” of such definitive proxy statement. Please also refer to Norfolk Southern’s subsequent Current Report, as filed with the SEC on Form 8-K on June 3, 2025 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000702165/000119312525133796/d35291d8k.htm), regarding subsequent changes to Norfolk Southern’s Board of Directors following the filing of such definitive proxy statement. To the extent holdings of Norfolk Southern common stock by the directors and executive officers of Norfolk Southern have changed from the amounts of Norfolk Southern common stock held by such persons as reflected in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=702165&owner=exclude under the tab “Ownership Disclosures”. 19 AMERICA’S FIRST TRANSCONTINENTAL RAILROAD